...........................
                                GREENWICH STREET
                              MUNICIPAL FUND INC.
                           ...........................


                               [GRAPHIC OMITTED]


                                QUARTERLY REPORT

                                 August 31, 1997

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                 August 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide the quarterly report for the Greenwich Street Municipal Fund Inc. ("Fund") for the three months ended August 31, 1997. During the past quarter, the Fund distributed income dividends totaling $0.18 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's August 31, 1997 net asset value (NAV) per share and its New York Stock Exchange (NYSE) closing price:

            Price                   Annualized               Three-Month
          Per Share             Distribution Rate*          Total Return
          ---------             ------------------          ------------
        $11.74 (NAV)                  5.72%                     2.85%
        $11.688 (NYSE)                5.75%                     4.33%

     In comparison, general closed-end municipal bond funds posted an average total return on NAV of 3.47% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

     The past twelve months in the municipal bond market can be described in three phases. The first phase was a meaningful rally that began late summer 1996 and culminated in Federal Reserve Board ("Fed") Chairman Alan Greenspan's "irrational exuberance" speech in early December. The second phase was a notable increase in rates because of subsequent fears of a major Fed rate action. The final phase, culminating in today's market, is one

----------
* This distribution assumes monthly dividends at the current rate of $0.056 per share for twelve months.

in which rates are back to the levels present before the Fed chairman's speech. We believe that today's municipal bond prices are quite appropriate, given the low inflation that continues to be evident.

Investment Strategy

     The Fund continues its investment strategy of selecting coupons and maturities that should benefit the most from a further decline in long-term interest rates. The Fund's average weighted maturity is approximately 24 years. In addition, in every market downturn, we have sought out bonds with coupons that would benefit from further drops in rates.

     As of this report, the 30-year U.S. Treasury bond yield is approximately 6.7%, and it could decline to 6% in the near future if inflation remains at today's low levels. Given our expectations for a continued moderate U.S. economy, we continue to emphasize longer-term, deeper-discount bonds with very high credit quality.

     As of August 31, 1997, approximately 93% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc., with about 60.4% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in water/sewer bonds (17.2%), transportation bonds (15.1%), general obligation bonds (11.1%), education bonds (10.4%) and hospital bonds (10.0%).

Municipal Bond Market Outlook

     Going forward, we expect a drop in long-term rates, probably sooner rather than later. The inflation rate is still key for us, and until we begin to see that deteriorate we will continue to maintain our positive outlook on municipal bonds.

     Municipal bonds have continued to be in tight supply, and there is little reason to believe there is a major supply spike on the horizon. Municipals have outperformed the taxable market in the past year and will likely continue to in the near future. In our view, the municipal bond market at today's levels is very competitively priced and will provide investors with attractive after-tax yields. Furthermore, municipal bonds may have some capital appreciation possibilities if the inflation numbers continue on today's steady path.

     In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman                                    Vice President and
                                            Investment Officer

September 24, 1997

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1997 (unaudited)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
---------------------------------
Municipal Bonds and Notes -- 100%
---------------------------------

Alabama -- 0.9%
   $2,250,000   AAA      Jefferson County, AL Sewer Revenue,
                            Series A, FGIC-Insured,
                            5.375% due 2/1/27                          $ 2,190,938

----------------------------------------------------------------------------------
Alaska -- 2.6%
    6,000,000   AA       Valdez, AK Marine Terminal Revenue,
                            (BP Pipelines Inc. Project),
                            Series A, 5.850% due 8/1/25(a)               6,037,500

----------------------------------------------------------------------------------
California -- 12.6%
                         Anaheim CA, Public Finance Authority
                            Lease Revenue, Public Improvements,
                            Series A, FSA-Insured:
    3,600,000   AAA          5.000% due 9/1/27                           3,357,000
    5,500,000   AAA          5.000% due 3/1/37                           5,053,125
                         California State Public Works Board Lease
                            Revenue:
    1,000,000   AAA          AMBAC-Insured, Department
                                of Corrections, Series A,
                                5.250% due 1/1/21                          971,250
    1,000,000   AAA          Series B, Various California State
                              University Projects, 5.375%
                            due 12/1/19                                    987,500
                         Los Angeles County, CA Metropolitan
                            Transportation Authority Revenue,
                            Sales Tax Revenue:
    3,400,000   AAA          AMBAC-Insured, 5.000% due 7/1/25            3,174,750
    8,530,000   AAA          MBIA-Insured, 5.250 % due 7/1/19            8,348,738
    1,000,000   AAA      Rancho Cucamonga, CA Redevelopment
                            Agency Tax Allocation, (Rancho
                            Redevelopment Project), MBIA-Insured,
                            5.250% due 9/1/26                              975,000
    2,000,000   AAA      San Diego County, CA COP, North County
                            Regional Center Expansion,
                            AMBAC-Insured, 5.250% due 11/15/19           1,955,000
    5,000,000   AAA      San Jose, CA Redevelopment Agency,
                            (Merged Area Redevelopment Project),
                            MBIA-Insured, 5.000% due 8/1/20              4,706,250
----------------------------------------------------------------------------------
                                                                        29,528,613
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Colorado -- 6.2%
   $2,000,000   Baa3*    Arapahoe County, CO Capital Improvement,
                            Highway Revenue, Current Series E,
                            7.000% due 8/31/26                         $ 2,352,500
    5,500,000   AAA      Arapahoe County, CO E-470, Public
                            Highway Authority Revenue, Series A,
                            MBIA-Insured, 5.000% due 9/1/21              5,149,375
    1,795,000   AA       Colorado Springs, CO Utilities Revenue,
                            Series A, 5.125% due 11/15/23                1,718,713
                         Denver, CO City & County Airport
                            Revenue, MBIA-Insured:
    3,500,000   AAA          Series D, 5.500% due 11/15/25               3,456,250
    2,000,000   AAA          Series E, 5.250% due 11/15/23               1,925,000
----------------------------------------------------------------------------------
                                                                        14,601,838
----------------------------------------------------------------------------------
District of Columbia -- 1.8%
    4,250,000   AAA      District of Columbia Revenue,
                            The American University, AMBAC-
                            Insured, 5.625% due 10/1/26                  4,234,063
----------------------------------------------------------------------------------
Florida -- 9.8%
    2,000,000   AAA      Dade County, FL GO Unlimited Revenue
                            Bonds, Florida Seaport, MBIA-Insured,
                            5.125% due 10/1/21                           1,905,000
    8,500,000   AAA      Dade County, FL Water & Sewer Systems
                            Revenue, FGIC-Insured,
                            5.250% due 10/1/26                           8,191,870
    3,500,000   BBB-     Martin County, FL IDR, (Indiantown
                            Cogeneration Project), Series A,
                            7.875% due 12/15/25(a)(b)                    4,011,875
    1,000,000   A*       Martin County, FL Special Assessment
                            Revenue, 6.100% due 11/1/15                  1,041,250
    8,000,000   AAA      Orange County, FL School Board COP,
                            Series A, MBIA-Insured,
                            5.375% due 8/1/22                            7,860,000
----------------------------------------------------------------------------------
                                                                        23,009,995
----------------------------------------------------------------------------------
Georgia -- 2.1%
    5,000,000   AAA      Atlanta, GA Water & Sewer Revenue,
                            FGIC-Insured, 5.250% due 1/1/27              4,800,000
----------------------------------------------------------------------------------
Illinois -- 7.6%
    1,440,000   AAA      Chicago, IL Skyway Toll Bridge
                            Revenue, MBIA-Insured,
                            5.500% due 1/1/23                            1,416,600

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Illinois -- 7.6% (continued)
   $5,595,000   AAA      Chicago, IL Water Revenue, FGIC-Insured,
                            5.000% due 11/1/25                         $ 5,168,381
    7,000,000   AAA      Illinois Health Facilities Authority, Ingalls
                            Health Systems Project, MBIA-Insured,
                            6.250% due 5/15/24                           7,323,750
    1,000,000   AAA      Illinois Metropolitan Pier & Exposition
                            Authority, (McCormick Plan Exposition
                            Project), Series A, AMBAC-Insured,
                            5.250% due 6/15/27                             962,500
    3,000,000   AAA      Illinois State GO, FGIC-Insured,
                            5.250% due 12/1/20                           2,906,250
----------------------------------------------------------------------------------
                                                                        17,777,481
----------------------------------------------------------------------------------
Indiana -- 2.0%
    2,000,000   AAA      Avon, IN Community School Building Corp.,
                            First Mortgage, AMBAC-Insured,
                            5.250% due 1/1/22                            1,922,500
    2,500,000   AA-      Petersburg, IN Industrial PCR, Indianapolis
                            Power & Light Corp., 6.625% due 12/1/24      2,750,000
----------------------------------------------------------------------------------
                                                                         4,672,500
----------------------------------------------------------------------------------
Kentucky -- 1.0%
    2,500,000   AAA      Louisville & Jefferson County, KY Metro
                            Sewer & Drain Systems, Series A,
                            MBIA-Insured, 5.250% due 5/15/27             2,440,625
----------------------------------------------------------------------------------
Maryland -- 1.5%
   11,000,000   NR       Maryland State Energy Financing
                            Administration, Solid Waste Disposal
                            Revenue, Limited Obligation,
                            Recycling-Hagerstown,
                            9.000% due 10/15/16(a)(b)                    3,410,000
----------------------------------------------------------------------------------
Massachusetts -- 4.7%
                         Massachusetts Bay Transportation Authority,
                            Series B:
    1,500,000   AAA          AMBAC-Insured, 5.375% due 3/1/20            1,475,625
    2,000,000   AAA          FSA-Insured, 5.250% due 3/1/26              1,922,500
   10,000,000   NR       Massachusetts State Industrial Financing
                            Agency, Solid Waste Disposal Revenue,
                            Massachusetts Recycling Association,
                            Series A, 9.000% due 8/1/16(a)(b)            3,750,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Massachusetts -- 4.7% (continued)
   $1,000,000   AA-      Massachusetts State Port Authority Revenue,
                            Series A, 5.000% due 7/1/27                 $  926,250
                         Massachusetts State Water Resource
                            Authority, MBIA-Insured:
    2,000,000   AAA          Series B, 5.000% due 12/1/25                1,862,500
    1,000,000   AAA          Series C, 5.250% due 12/1/20                  971,250
----------------------------------------------------------------------------------
                                                                        10,908,125
----------------------------------------------------------------------------------
Michigan -- 3.2%
    4,000,000   AA+      Michigan Municipal Bond Authority Revenue,
                            Revolving Fund, 5.125% due 10/1/20           3,830,000
    1,500,000   AAA      Michigan State Hospital Finance Authority
                            Revenue, St. John's Hospital & Medical
                            Center, AMBAC-Insured,
                            5.250% due 5/15/26                           1,441,875
    2,000,000   NR       Midland County, MI EDC, PCR,
                            Limited Obligation, Series B,
                            9.500% due 7/23/09(b)                        2,200,000
----------------------------------------------------------------------------------
                                                                         7,471,875
----------------------------------------------------------------------------------
Minnesota -- 0.2%
      500,000   A3*      Minnesota State Higher Education Facilities
                            Authority Revenue, St. Johns University,
                            Series Four-L, 5.350% due 10/1/17              491,875
----------------------------------------------------------------------------------
Mississippi -- 0.6%
    1,300,000   P-1*     Jackson County, MS PCR, (Chevron USA Inc.
                            Project), 5.000% due 6/1/23(c)               1,300,000
----------------------------------------------------------------------------------
Missouri -- 1.0%
    1,000,000   AAA      Fenton, MO COP, Capital Improvement
                            Projects, MBIA-Insured, 5.125% due 9/1/17      976,250
    1,500,000   AAA      Kansas City, MO Municipal Assistance
                            Refunding, MBIA-Insured,
                            5.000% due 4/15/20                           1,411,875
----------------------------------------------------------------------------------
                                                                         2,388,125
----------------------------------------------------------------------------------
New York -- 9.5%
    1,000,000   AAA      Metropolitan Transit Authority, NY Dedicated
                            Tax Fund, Series A, MBIA-Insured,
                            5.250% due 4/1/26                              962,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
New York -- 9.5% (continued)
                         New York City, NY Municipal Water Finance
                            Authority, Water & Sewer Systems
                            Revenue:
   $2,000,000   AAA          FSA-Insured, 5.375% due 6/15/26           $ 1,960,000
    1,790,000   AAA          MBIA-Insured, Series B,
                                5.375% due 6/15/19                       1,769,863
                             Series A:
    3,000,000   A2*            5.125% due 6/15/17                        2,861,250
    1,750,000   A2*            5.125% due 6/15/21                        1,660,313
                         New York State Dormitory Authority
                            Revenue:
    2,000,000   AAA          Barnard College, AMBAC-Insured,
                              5.250% due 7/1/26                          1,942,500
    2,500,000   AAA          City University System, 3rd Series,
                              AMBAC-Insured, 5.375% due 7/1/25           2,456,250
    1,000,000   AAA          Lease Revenue, Health Facilities
                              Improvement Program, Series A,
                            FSA-Insured, 5.500% due 5/15/16              1,003,750
    3,000,000   AAA          Montefiore Medical Center, AMBAC/
                              FHA-Insured, 5.250% due 2/1/15             2,966,250
    2,000,000   AAA          Mount Sinai Medical School, Series A,
                              MBIA-Insured, 5.000% due 7/1/21            1,867,500
    1,000,000   AAA      New York State Medical Care Facilities
                            Finance Agency, FGIC-Insured,
                            5.250% due 2/15/19                             965,000
    2,000,000   AA       New York State Triborough Bridge & Tunnel
                            Authority, NY Revenue, Series A,
                            5.000% due 1/1/24                            1,850,000
----------------------------------------------------------------------------------
                                                                        22,265,176
----------------------------------------------------------------------------------
Pennsylvania -- 1.2%
    1,900,000   AAA      Beaver County, PA IDA,
                            FSA-Insured, 5.450% due 9/15/28              1,826,375
    1,000,000   AAA      Northeastern PA, Hospital & Education
                            Authority, Health Care Revenue, Wyoming
                            Valley Health Care, Series A,
                            AMBAC-Insured, 5.250% due 1/1/26               962,500
----------------------------------------------------------------------------------
                                                                         2,788,875
----------------------------------------------------------------------------------
Texas -- 13.8%
    2,000,000   AAA      Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                            5.000% due 2/15/22                           1,875,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Texas -- 13.8% (continued)
   $3,000,000   AAA      Bexar County, TX Health Facilities
                            Development Corp. Revenue, Baptist
                            Health Systems, Series A, MBIA-Insured,
                            5.250% due 11/15/27                        $ 2,857,500
                         Burleson, TX ISD, PSFG:
      725,000   Aaa*       6.750% due 8/1/24                               802,031
    1,775,000   AAA        Pre-Refunded -- Escrowed with U.S.
                              Government Securities to 8/1/06
                            Call @ 100, 6.750% due 8/1/24                2,036,813
    3,650,000   AAA      El Paso, TX ISD, PSFG, 5.900% due 2/15/13       3,796,000
    2,000,000   AA       Harris County, TX Health Facilities
                            Development Revenue, School Health Care
                            Systems, Series B, 5.750% due 7/1/27         2,025,000
    2,500,000   AA       Harris County, TX Toll Road, Sub-Lien,
                            5.125% due 8/15/17                           2,412,500
    2,000,000   AAA      Houston, TX Water & Sewer Systems
                            Revenue, FGIC-Insured, Series C,
                            5.375% due 12/1/27                           1,962,500
    1,250,000   AAA      Leander, TX ISD, PSFG, 5.625% due 8/15/17       1,268,750
    2,500,000   AAA      Nueces River Authority, Texas Water Supply,
                            FSA-Insured, 5.500% due 3/1/27               2,490,625
      200,000   VMIG 1   Sabine River Authority, TX PCR, Texas
                            Utilities Electric Co., Series B,
                            AMBAC-Insured, 5.000% due 4/1/21(b)(c)         200,000
    9,035,000   AA       Texas State Veterans Housing GO, Series B-4,
                            6.700% due 12/1/24(b)                        9,599,688
    1,000,000   AA       Texas State Water Development,
                            5.250% due 8/1/28                              967,500
----------------------------------------------------------------------------------
                                                                        32,293,907
----------------------------------------------------------------------------------
Utah -- 4.8%
   12,000,000   A+       Intermountain Power Agency, Utah Power
                            Supply Revenue, Series D,
                            5.000% due 7/1/21                           11,205,000
----------------------------------------------------------------------------------
Virginia -- 5.0%
                         Virginia College Building Authority,
                            VA Educational Facilities Revenue:
    1,250,000   A+           Hampton University Project,
                              5.750% due 4/1/14                          1,264,063
    3,425,000   AA           21st Century College Program,
                              5.200% due 8/1/12                          3,454,969

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Virginia -- 5.0% (continued)
                         Virginia State Housing Development
                            Authority, Commonwealth Mortgage:
   $3,760,000   AA+          Series A, Sub-Series A-1,
                              6.400% due 7/1/17                        $ 3,948,000
    1,640,000   AA+          Series D, Sub-Series D-1,
                              6.400% due 7/1/17                          1,730,200
    1,315,000   AA+          Series D, Sub-Series D-3,
                              5.800% due 7/1/10                          1,361,025
----------------------------------------------------------------------------------
                                                                        11,758,257
----------------------------------------------------------------------------------
Washington -- 3.5%
    6,285,000   AAA      Chelan County, WA Public Utilities District 1,
                            Columbia River Rock, Capital Appreciation,
                            MBIA-Insured, zero coupon due 6/1/24         1,398,413
    3,000,000   AA+      Washington State GO, Series E,
                            5.000% due 7/1/22                            2,805,000
    4,250,000   Aa1*     Washington State Public Power Supply
                            System, Series B, Nuclear Project No. 3,
                            5.500% due 7/1/18                            4,069,375
----------------------------------------------------------------------------------
                                                                         8,272,788
----------------------------------------------------------------------------------
West Virginia -- 2.3%
                         Marion County, WV Community Solid
                            Waste Disposal Facilities Revenue:
    1,000,000   NR           American Fiber Resource Project,
                              Series B, 9.250% due 12/1/11(a)(b)(d)        500,000
   10,000,000   NR           American Paper Recycling Project,
                              7.750% due 12/1/11(a)(b)(d)                5,000,000
----------------------------------------------------------------------------------
                                                                         5,500,000
----------------------------------------------------------------------------------
Wisconsin -- 1.2%
                         Wisconsin State Health & Educational
                            Facilities Authority Revenue, MBIA-Insured:
    2,000,000   AAA          Aurora Health Care Obligated,
                              5.250% due 8/15/23                         1,902,500
    1,000,000   AAA          The Medical College Wisconsin Inc.
                              Project, 5.400% due 12/1/16                  976,250
----------------------------------------------------------------------------------
                                                                         2,878,750
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            Schedule of Investments
                     August 31, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating                      Security                        Value
==================================================================================
Wyoming -- 0.9%
   $2,000,000   AA       Wyoming Community Development
                            Authority Housing Revenue, Series 4,
                            5.900% due 12/1/14                         $ 2,060,000
----------------------------------------------------------------------------------
                         Total Investments -- 100%
                         (Cost -- $244,510,187**)                     $234,286,306
----------------------------------------------------------------------------------

(a) Security segregated by Custodian for open purchase commitments.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate municipal bonds and notes are payable on one business day's notice.
(d) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 12 and 13 for definition of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                           August 31, 1997 (unaudited)
--------------------------------------------------------------------------------
                                        Standard &           Percent of
       Moody's           and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
        Aaa                               AAA                      60.4%
        Aa                                AA                       22.0
         A                                 A                        7.9
        Baa                               BBB                       2.7
      VMIG 1                              P-1                       0.6
        NR                                NR                        6.4
                                                                   ----
                                                                  100.0%
                                                                  =====

                      See Notes to Financial Statements.

                                  Bond Ratings

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     -- Bonds that are rated "A" possess many favorable investment attributes and are to be con sidered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds that are rated "Baa" are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1  -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1-- Moody's highest rating for issues having demand feature -- VRDO.
P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                              Security Descriptions

ABAG  -- Association of Bay Area Governors
AIG   -- American International Guaranty
AMBAC -- American Municipal Bond Assurance Corporation
BAN   -- Bond Anticipation Notes
BIG   -- Bond Investors Guaranty
CDA   -- Community Development Administration
CGIC  -- Capital Guaranty Insurance Company
CHFCLI-- California Health Facility Construction Loan Insurance
COP   -- Certificate of Participation
EDA   -- Economic Development Authority
EDC   -- Economic Development Corporation
ETM   -- Escrowed to Maturity
FAIRS -- Floating Adjustable Interest Rate Securities
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FRTC  -- Floating Rate Trust Certificates
FSA   -- Federal Savings Association
GIC   -- Guaranteed Investment Contract
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HDC   -- Housing Development Corporation
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Agency
IDB   -- Industrial Development Board
IDR   -- Industrial Development Revenue
INFLOS-- Inverse Floaters
ISD   -- Independent School District
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
MVRICS-- Municipal Variable Rate Inverse Coupon Security
PCR   -- Pollution Control Revenue
PSFG  -- Permanent School Fund Guaranty
RAN   -- Revenue Anticipation Notes
RIBS  -- Residual Interest Bonds
RITES -- Residual Interest Tax-Exempt Securities
SYCC  -- Structured Yield Curve Certificate
TAN   -- Tax Anticipation Notes
TECP  -- Tax Exempt Commercial Paper
TOB   -- Tender Option Bonds
TRAN  -- Tax and Revenue Anticipation Notes
VA    -- Veterans Administration
VRDD  -- Variable Rate Daily Demand
VRWE  -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                 August 31, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $244,510,187)                    $ 234,286,306
  Cash                                                                    6,476
  Interest receivable                                                 3,383,478
-------------------------------------------------------------------------------
  Total Assets                                                      237,676,260
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    4,761,488
  Dividends payable                                                     591,444
  Investment advisory fees payable                                      181,115
  Accrued expenses                                                      134,504
-------------------------------------------------------------------------------
  Total Liabilities                                                   5,668,551
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 232,007,709
-------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                     $      19,760
  Capital paid in excess of par value                               236,402,155
  Undistributed net investment income                                   514,239
  Accumulated net realized gain from security transactions            5,295,436
  Net unrealized depreciation of investments                        (10,223,881)
-------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.74 a share on 19,759,732 shares of
  $0.001 par value outstanding; 500,000,000 shares
  authorized)                                                     $ 232,007,709
--------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Statement of Operations
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                   Three Months
                                                                      Ended
                                                                     8/31/97
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                         $  3,149,970
-------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees (Note 3)                                     529,292
  Shareholder communications                                             30,164
  Audit and legal                                                        15,434
  Shareholder and system servicing fees                                   9,582
  Directors' fees                                                         8,571
  Listing fees                                                            3,848
  Custody                                                                 3,142
  Pricing service fees                                                    2,600
  Other                                                                     798
-------------------------------------------------------------------------------
  Total Expenses                                                        603,431
-------------------------------------------------------------------------------
Net Investment Income                                                 2,546,539
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              57,490,721
    Cost of securities sold                                          55,394,758
-------------------------------------------------------------------------------
  Net Realized Gain                                                   2,095,963
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of period                                             (12,124,789)
    End of period                                                   (10,223,881)
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             1,900,908
-------------------------------------------------------------------------------
Net Gain on Investments                                               3,996,871
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,543,410
-------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Three Months
                                                           Ended            Year
                                                          8/31/97           Ended
                                                        (unaudited)        5/31/97
------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                               $   2,546,539   $  13,009,211
   Net realized gain                                       2,095,963       5,790,754
   (Increase) decrease in net unrealized depreciation      1,900,908     (10,998,928)
------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  6,543,410       7,801,037
------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                  (3,553,713)    (12,922,738)
   Net realized gains                                             --      (6,649,833)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
   Distributions to Shareholders                          (3,553,713)    (19,572,571)
====================================================================================
FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued
   for reinvestment of dividends                           1,103,689       1,218,075
====================================================================================
   Increase in Net Assets From
   Fund Share Transactions                                 1,103,689       1,218,075
====================================================================================
Increase (Decrease) in Net Assets                          4,093,386     (10,553,459)
NET ASSETS:
   Beginning of period                                   227,914,323     238,467,782
------------------------------------------------------------------------------------
   End of period*                                      $ 232,007,709   $ 227,914,323
------------------------------------------------------------------------------------
* Includes undistributed net investment income of:     $     514,239   $   1,521,413
------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Dividends, Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

     3. Investment Advisory Agreement and
        Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     4. Securities Transactions

     For the three months ended August 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $55,802,645
--------------------------------------------------------------------------------
Sales                                                                 57,490,721
--------------------------------------------------------------------------------

     At August 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  9,314,986
Gross unrealized depreciation                                       (19,538,867)
-------------------------------------------------------------------------------
Net unrealized depreciation                                        $(10,223,881)
-------------------------------------------------------------------------------

     5. Capital Shares

     During the three months ended August 31, 1997, capital stock transactions were as follows:

                                                      Shares            Amount
--------------------------------------------------------------------------------
Shares issued on reinvestment                          94,878         $1,103,689
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                 1997(1)       1997         1996       1995(2)
-------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period           $  11.59      $  12.19    $  12.84   $  12.00
-------------------------------------------------------------------------------
Income From Operations:
   Net investment income            0.13          0.66        0.66       0.63
   Net realized and unrealized
  gain (loss)                       0.20         (0.26)      (0.42)      0.77
-------------------------------------------------------------------------------
Total Income From Operations        0.33          0.40        0.24       1.40
-------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-In Capital                     --            --          --      (0.02)
-------------------------------------------------------------------------------
Less Distributions From:
   Net investment income           (0.18)        (0.66)      (0.66)     (0.54)
   Net realized gains                 --         (0.34)      (0.23)        --
-------------------------------------------------------------------------------
Total Distributions                (0.18)        (1.00)      (0.89)     (0.54)
-------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $  11.74      $  11.59    $  12.19   $  12.84
-------------------------------------------------------------------------------
Total Return, Based on
  Market Value                      4.33%++       8.97%       5.52%      1.65%++
-------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                  2.85%++       3.61%       2.40%     12.28%++
-------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)          $232,008      $227,914    $238,468   $251,219
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                         1.03%+        1.03%       1.06%      1.05%+
   Net investment income            4.33+         5.57        5.17       5.63+
-------------------------------------------------------------------------------
Portfolio Turnover Rate               24%          115%         42%       115%
-------------------------------------------------------------------------------
Market Value, End of Period     $ 11.688      $ 11.375    $ 11.375   $ 11.625
-------------------------------------------------------------------------------

(1) For the three months ended August 31, 1997 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to
    May 31, 1995.
* The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                                  (unaudited)
--------------------------------------------------------------------------------

                                                        Net Realized            Net Increase
                                                       and Unrealized           (Decrease) in
                Investment       Net Investment        Gain (Loss) on          Net Assets From
                  Income             Income              Investments             Operations
---------------------------------------------------------------------------------------------------

 Quarter                 Per                Per                      Per                     Per
  Ended       Total     Share     Total    Share       Total        Share       Total       Share
---------------------------------------------------------------------------------------------------
 8/31/94*  $2,522,206   $0.13  $2,049,342  $0.11   $  4,076,999    $ 0.20   $  6,126,341   $ 0.31
11/30/94    3,946,853    0.20   3,334,708   0.17    (22,644,150)    (1.16)   (19,309,442)   (0.99)
 2/28/95    3,990,277    0.20   3,363,082   0.17     24,095,398      1.23     27,458,480     1.40
 5/31/95    4,061,565    0.21   3,497,852   0.18      9,687,147      0.50     13,184,999     0.68
 8/31/95    3,871,127    0.20   3,186,132   0.16     (3,092,160)    (0.16)        93,972     0.01
11/30/95    3,890,364    0.20   3,202,189   0.16      8,514,682      0.44     11,716,871     0.60
 2/29/96    3,877,668    0.20   3,181,364   0.16     (2,239,170)    (0.11)       942,194     0.04
 5/31/96    3,852,531    0.19   3,290,364   0.18    (11,345,622)    (0.59)    (8,055,258)   (0.41)
 8/31/96    3,940,034    0.20   3,319,852   0.17     (3,899,664)    (0.20)      (579,812)   (0.03)
11/30/96    3,836,212    0.20   3,226,504   0.17      8,809,662      0.45     12,036,166     0.62
 2/28/97    3,780,875    0.19   3,189,232   0.16     (7,930,720)    (0.40)    (4,741,488)   (0.24)
 5/31/97    3,857,047    0.19   3,273,623   0.16     (2,187,452)    (0.11)     1,086,171     0.05
 8/31/97    3,149,970    0.16   2,546,539   0.13      3,996,871      0.20      6,543,410     0.33

---------------------------------------------------------------------------------------------------

* For the period from June 24, 1994 (commencement of operations) to August 31, 1994.

--------------------------------------------------------------------------------
                                 Financial Data
                                  (unaudited)
--------------------------------------------------------------------------------


For a share of capital stock outstanding throughout each period:

                                  NYSE                               Dividend
   Record        Payable         Closing    Net Asset  Dividend    Reinvestment
    Date          Date           Price*      Value*      Paid          Price
--------------------------------------------------------------------------------

  9/23/94        9/30/94         $11.250      $11.93      $0.06       $11.50
 10/24/94       10/31/94          11.125       11.63       0.06        10.91
 11/22/94       11/30/94          10.375       10.81       0.06        10.57
 12/22/94       12/30/94          10.250       11.33       0.06        10.47
  1/24/95        1/31/95          10.938       11.63       0.06        10.81
  2/21/95        2/28/95          11.500       12.19       0.06        11.11
  3/24/95        3/31/95          11.375       12.40       0.06        11.38
  4/21/95        4/28/95          11.438       12.57       0.06        11.47
  5/23/95        5/31/95          11.438       12.72       0.06        11.69
  6/23/95        6/30/95          11.375       12.71       0.06        11.62
  7/25/95        7/28/95          11.563       12.53       0.06        11.48
  8/22/95        8/25/95          11.375       12.86       0.06        11.52
  9/26/95        9/29/95          11.500       12.62       0.06        11.20
 10/24/95       10/27/95          11.500       12.84       0.06        11.58
 11/20/95       11/24/95          11.750       12.95       0.06        11.64
 12/26/95+      12/29/95          11.875       12.99       0.23        12.10
  1/23/96        1/26/96          11.875       12.92       0.06        12.12
  2/20/96        2/23/96          12.000       12.86       0.06        12.30
  3/26/96        3/29/96          11.375       12.55       0.06        11.54
  4/23/96        4/26/96          11.438       12.32       0.06        11.42
  5/28/96        5/31/96          11.375       12.35       0.06        11.43
  6/25/96        6/28/96          11.250       12.10       0.06        11.54
  7/23/96        7/26/96          11.375       12.06       0.06        11.58
  8/27/96        8/30/96          11.625       12.10       0.06        11.70
  9/24/96        9/27/96          11.688       12.08       0.06        11.71
 10/22/96       10/25/96          11.688       12.18       0.06        11.75
 11/25/96       11/29/96          11.625       12.35       0.06        11.59
 12/23/96+      12/27/96          11.250       11.99       0.34        11.56
  1/28/97        1/31/97          11.563       11.65       0.06        11.53
  2/25/97        2/28/97          11.750       11.80       0.06        11.66
  3/24/97        3/27/97          11.250       11.40       0.06        11.40
  4/22/97        4/25/97          11.250       11.30       0.06        11.29
  5/27/97        5/30/97          11.250       11.51       0.06        11.49
  6/24/97        6/27/97          11.625       11.74       0.06        11.74
  7/22/97        7/25/97          11.875       11.98       0.06        11.90
  8/26/97        8/29/97          11.563       11.70       0.06        11.65
--------------------------------------------------------------------------------
* As of record date.
+ Capital gain distribution.

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by First Data as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee ("Street Name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee, or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in Street Name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution. Plan participants will be issued shares of Common Stock valued at the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market value.

      If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts.

      If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares a price equal to the greater of (a) net asset value or (b) 95% of the then-current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the record date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date thereof, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data, P.O. Box 5128, Westborough, Massachusetts 01581-5128 or by telephone at (800) 451-2010.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

                This report is intended only for the shareholders
                    of Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                  FD0778 10/97